UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016 (April 28, 2016)
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Commission File Number 001-08198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of incorporation)	(I.R.S. Employer Identification No.)
1421 West Shure Drive, Suite 100, Arlington Heights, Illinois	60004
(Address of principal executive offices)	(Zip Code)

(224) 880-7000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HSBC Finance Corporation

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 28, 2016, the Board of Directors of HSBC Finance Corporation approved an amendment to and a restatement of its bylaws (the “Bylaws”), which were effective immediately upon such approval by the Board.
The Bylaws were amended to clarify and provide consistency regarding the term for Director appointments to be consistent with HSBC Group Standards. Other ministerial amendments were also made.
The foregoing summary is qualified in its entirety by reference to the Bylaws, which are attached as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.2	Bylaws of HSBC Finance Corporation, as amended and restated, effective April 28, 2016.

HSBC Finance Corporation

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    May 2, 2016

HSBC FINANCE CORPORATION

By:	/s/ KAREN P. PISARCZYK
Karen P. Pisarczyk
Executive Vice President and
Corporate Secretary

HSBC Finance Corporation

Exhibit Index

Exhibit No.	Description
3.2	Bylaws of HSBC Finance Corporation, as amended and restated, effective April 28, 2016.

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